UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York		14203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.50 par value	MTB	New York Stock Exchange

6.375% Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 liquidation preference per share	MTBPr	New York Stock Exchange

6.375% Fixed Rate Cumulative Perpetual Preferred Stock, Series C, $1,000 liquidation preference per share	MTBPrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On July 31, 2019, M&T Bank Corporation (“M&T”) announced it is calling for redemption of all outstanding shares of its 6.375% Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and all outstanding shares of its 6.375% Fixed Rate Cumulative Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”). The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto. There are currently 230,000 issued and outstanding shares of Series A Preferred Stock (NYSE: MTBPr, CUSIP No. 55261F609) and 151,500 issued and outstanding shares of Series C Preferred Stock (NYSE: MTBPrC, CUSIP No. 55261F708).

Shares of the Series A Preferred Stock and the Series C Preferred Stock will be redeemed on August 30, 2019 (the “Redemption Date”) at a redemption price of $1,000 per share, plus all accrued and unpaid dividends from, and including, August 15, 2019, to, but excluding, the Redemption Date (the “Redemption Price”). On and after the Redemption Date, shares of the Series A Preferred Stock and shares of the Series C Preferred Stock will no longer be deemed outstanding, no further dividends will be declared or accrue on such shares, and all rights with respect to such shares will cease and terminate, except the right of the holders thereof to receive the Redemption Price.

This Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty to update forward-looking statements. For a description of important factors that could affect M&T’s forward-looking statements, please refer to the section titled “Risk Factors” in M&T’s Annual Report on Form 10-K and M&T’s other public filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	News Release dated July 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: July 31, 2019	By:	/s/ Darren J. King
Darren J. King
Executive Vice President and Chief Financial Officer

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